2025-00002139
OPR Vol: 2288 P: 118
04/03/2025 12:34:42 PM Pages: 3 MD
Jury Padron-County Clerk,Howard County, TX

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

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# MINERAL AND ROYALTY DEED

| | | |
|---|---|---|
| STATE OF TEXAS | § | |
| | § | KNOWN ALL MEN BY THESE PRESENTS: |
| COUNTY OF HOWARD | § | |

**Bluestem Royalty Partners, LP**, whose address is 2714 Bee Cave Road, Suite 202, Austin, Texas 78746 ("Grantor"), for One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby GRANTS, SELLS, CONVEYS, and ASSIGNS unto Mentor Capital, Inc., a Delaware corporation, whose address is 5964 Campus Court, Plano, TX 75093, ("Grantee"), **one-fortieth (1/40)** of Grantor's right, title, and interest in and to the oil, gas, and mineral interests, royalty interests and other interests in and to those certain lands ("Lands") described below and located in Howard County, Texas:

> NE/4 of Section 15, Block 33, T-1-N, T&P Ry. Co. Survey, Howard County, Texas, containing 160.85 acres, more or less;

**LIMITED HOWEVER** to such oil, gas, mineral interests, royalty interests, overriding royalty interests, and other interests in the Lands acquired by Grantor by that certain Mineral & Royalty Deed ("Norton Deed") dated effective May 1, 2018, from Elizabeth Ann Norton to Bluestem Royalty Partners LP, recorded in Volume 1733, Page 516, Document Number 2018-00007680 of the Named Records of Howard County, Texas;

Grantor expressly **RESERVES** from this conveyance all of Grantor's interest conveyed in the Norton Deed, except those Lands described hereinabove. Grantor further excepts from this conveyance and reserves unto Grantor all of Grantor's right, title and interest in and to any after-acquired title, remainderman and reversionary interests.

This sale is made subject to all prior conveyances of mineral, royalty or wellbore interests of record, if any, and further subject to any rights now existing to any lessee or assigns under any valid and subsisting oil, gas, and mineral lease(s) of record heretofore executed; it being understood and agreed that said Grantee shall have, receive, and enjoy the herein-granted undivided interests in and to all royalties and other benefits which may accrue under the terms of said lease(s) insofar as the lease(s) covers the above-described interests from and after the Effective Date hereof.

Grantor agrees to execute such further assurances as may be necessary or requisite for the full and complete enjoyment of the rights herein granted. Grantor and Grantee agree to execute any Acts of Correction that may be necessary in the event the interests intended to be conveyed are not properly described.

Lot 125702

**TO HAVE AND TO HOLD** the above-described interests and all other rights herein granted, all and singular, the rights and appurtenances thereto belonging or appertaining. The terms, covenants and conditions contained in this Mineral and Royalty Deed shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns.

The interests conveyed herein are conveyed without warranty, express or implied, and all covenants that may arise under common law or the statutory implied covenants contained in Section 5.023 of the Texas Property Code are hereby disclaimed.

EXECUTED on the acknowledgment date below, but **EFFECTIVE** as of March 1, 2025 (the "Effective Date") and therefore Grantee is entitled to the interests conveyed hereby on and after the Effective Date, but not before. Notwithstanding the above, all ad valorem taxes and other property taxes attributable to the interests conveyed herein for the 2025 calendar year shall be the sole responsibility of Grantee. Grantee represents to Grantor that Grantee has taken into account the liability for such ad valorem taxes and property taxes in determining the consideration paid herein.

**GRANTOR:** ______________________________

**William D. Fowler, Manager of Caddo Reserves Finance, LLC**
**General Partner of Bluestem Royalty Partners, LP**

State of Texas
County of Travis

This instrument was acknowledged before me on January 16, 2025 by William D. Fowler, as Manager of Caddo Reserves Finance, LLC, a Texas Limited Liability Company, General Partner of Bluestem Royalty Partners, LP, a Texas Limited Partnership, on behalf of said Limited Partnership.

_x_ Personally Known

___ Produced Identification: ID Number and Type of ID ____________________

______________________________ (Notary Seal)
(Signature of Notary)

PATRICIA L. NGUYEN
Notary Public, State of Texas
Comm. Expires 08-07-2028
Notary ID 125251252

Patricia L. Nguyen
(Name of Notary Typed, Stamped, or Printed)
(Notary Public, State of Texas)

Document Number 2025-00002139
Recording Date: 04/03/2025 12:34:42 PM
First B/V/P of this recording: B: OPR V: 2288 P: 118

**STATE OF TEXAS**
**COUNTY OF HOWARD**
**I hereby certify that this instrument was filed on the date and time stamped hereon by me and was duly recorded in the Volume and Page stamped here on of the Named Records of Howard County, as stamped hereon by me.**

Jury Padron, County Clerk

**Recorded By:** ____________________, **Deputy**

**ANY PROVISION CONTAINED IN ANY DOCUMENT WHICH RESTRICT THE SALE, RENTAL, OR USE OF THE REAL PROPERTY DESCRIBED THEREIN BECAUSE OF RACE OR COLOR IS INVALID UNDER FEDERAL LAW AND IS UNENFORCEABLE.**

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**Record and Return To:** ENERGYNET SERVICES, LLC
7201 I-40 WEST
SUITE 319
AMARILLO, TX 79106